Exhibit 99

Anadarko Announces Third-Quarter Results

Raises Sales-Volumes and Reduces Capital Guidance

Announces Exploration Success

HOUSTON, TX -- (Marketwire - November 01, 2010) - Anadarko Petroleum Corporation (NYSE: APC) today announced a third-quarter 2010 net loss attributable to common stockholders of $26 million, or $0.05 per share (diluted). These results include certain items typically excluded by the investment community in published estimates. In total, these items decreased net income by approximately $129 million, or $0.26 per share (diluted) on an after-tax basis.(1) Cash flow from operating activities in the third quarter of 2010 was $1.049 billion, and discretionary cash flow totaled $1.274 billion.(2)

THIRD-QUARTER 2010 HIGHLIGHTS

--  Delivered sales volumes at the high end of guidance
--  Enhanced net risked captured resources in the Eagleford and Marcellus shale plays
--  Discovered another oil field offshore Ghana
--  Strengthened balance sheet and enhanced liquidity

"The portfolio continues to perform at a high level, enhancing our confidence in delivering upon the five-year objectives we presented in March, which include increasing production at a 7 to 9 percent compounded annual growth rate," Anadarko Chairman and CEO Jim Hackett said. "Adjusting for items affecting comparability, the quarter showed positive earnings, and our cash flows remained strong. Our teams are meeting cost and completion targets for our three sanctioned mega projects, attaining critical mass and strong growth in our major shale plays, and carrying out a successful, high-impact exploration and appraisal program. As a result of this continuing strong performance, we are again increasing the midpoint of our 2010 full-year sales-volumes guidance, while lowering the midpoint of anticipated capital expenditures. Our employees have proven their ability to extract considerable value from our portfolio, while maintaining financial discipline."

OPERATIONS UPDATE

Anadarko's third-quarter 2010 sales volumes benefited from significant growth in its major domestic onshore resource plays. Specifically, the Rocky Mountain region and the Southern and Appalachia region delivered sales volumes growth of 10 percent and 9 percent, respectively, over the third quarter of 2009.

Third-quarter 2010 sales volumes of natural gas, crude oil and natural gas liquids (NGLs) totaled 58 million barrels of oil equivalent (BOE), or 629,000 BOE per day, which was at the upper end of guidance. Third-quarter 2010 natural gas sales volumes averaged approximately 2.2 billion cubic feet per day. Oil sales volumes in the third quarter averaged 192,000 barrels per day and NGLs sales volumes averaged 65,000 barrels per day. In total, liquids (oil and NGLs) represented approximately 41 percent of total sales volumes for the quarter.

Through development activities to date in the Marcellus and Eagleford shale plays in the U.S. onshore, Anadarko now estimates its acreage positions in these two fields hold a total of approximately 1.5 billion BOE of net risked captured resources. The positive results to date provide additional assurance that the company can attain a 60 percent compounded annual production growth rate over the next five years from these shale assets.

Anadarko continued its successful deepwater exploration program during the quarter with another major oil discovery at the Owo field offshore Ghana. The Owo discovery well encountered more than 174 net feet of high-quality oil pay, and the subsequent sidetrack well encountered 115 net feet of pay. Anadarko and its partners plan to accelerate appraisal activities at the Owo and adjacent Tweneboa fields, with the expectation to sanction these projects in 2011.

In October, Anadarko announced that the Barquentine discovery encountered more than 416 net feet of natural gas pay approximately two miles northeast of its previously announced Windjammer discovery offshore Mozambique. Based on the positive results of these two wells, Anadarko has begun designing an appraisal program to better delineate this large accumulation and is evaluating potential natural gas commercialization options.

Today, Anadarko announced the Badik discovery, located in the Tarakan Basin of Indonesia, encountered approximately 133 net feet of oil and natural gas pay. The well was drilled to a total depth of approximately 12,950 feet in approximately 230 feet of water. The company and its partners are currently evaluating an appraisal program and planning to obtain additional seismic on the block. Anadarko operates the block with a 35-percent working interest. Co-owners in the block include PT Medco E&P Nunukan (40-percent working interest), BPRL Ventures Indonesia B.V., a wholly owned subsidiary of BPRL (12.5-percent working interest), and Videocon Indonesia Nunukan Inc. (12.5-percent working interest).

MEGA PROJECTS UPDATE

The Jubilee Phase I project offshore Ghana remains on budget and on schedule to achieve first production by the end of this year. The FPSO (floating production, storage and offloading) vessel is in the process of being commissioned, and about 90 percent of the subsea equipment has been installed. Anadarko's Caesar/Tonga development in the Gulf of Mexico also remains on budget and on schedule with first production expected during the first half of 2011. During the third quarter, installations and topsides modifications continued, with additional subsea activity expected to commence in the fourth quarter. The well completions are expected to commence this quarter once permits are issued. The El Merk project in Algeria is approximately 55 percent complete, with startup still expected to occur around year-end 2011 and full production in 2012.

FINANCIAL UPDATE

Anadarko ended the quarter with approximately $4.2 billion of cash on hand. During the quarter, the company entered into a five-year, $5 billion secured revolving credit facility that remains undrawn, replacing the company's previous $1.3 billion facility. The company also successfully completed the issuance of $2 billion of 6.375-percent Senior Notes due 2017, using the net proceeds to retire $422 million of indebtedness scheduled to mature in 2011 and $1.3 billion of outstanding indebtedness maturing in 2012. As a result of these activities, the company has significantly reduced its near-term debt maturities and has extended its average debt maturity to more than 14 years.

CONFERENCE CALL TOMORROW AT 9 A.M. CDT, 10 A.M. EDT

Anadarko will host a conference call on Tuesday, Nov. 2, at 9 a.m. Central Daylight Time (10 a.m. Eastern Daylight Time) to discuss third-quarter results, current operations and the company's outlook for the remainder of 2010. The dial-in number is 888.680.0879 in the United States or 617.213.4856 internationally. The confirmation number is 38739052. For complete instructions on how to participate in the conference call, or to listen to the live audio webcast and slide presentation, please visit www.anadarko.com. A replay of the call will also be available on the Web site for approximately 30 days following the conference call.

ANADARKO OPERATIONS REPORT

For more details on Anadarko's operations, please refer to the comprehensive report on third-quarter activity. The report will be available at www.anadarko.com on the Investor Relations page.

FINANCIAL DATA

Nine pages of summary financial data follow, including current hedge positions, financial guidance and supplemental production guidance.

Anadarko Petroleum Corporation's mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world's health and welfare. As of year-end 2009, the company had approximately 2.3 billion barrels-equivalent of proved reserves, making it one of the world's largest independent exploration and production companies. For more information about Anadarko, please visit www.anadarko.com.

(1) See the accompanying table for details of certain items affecting comparability.

(2) See the accompanying table for a reconciliation of GAAP to non-GAAP financial measures and a statement indicating why management believes the non-GAAP financial measures provide useful information for investors.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. While Anadarko believes that its expectations are based on reasonable assumptions as and when made, no assurance can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release, including the following: Anadarko's ability to achieve its production and reserve targets and to test and produce the wells and prospects identified in this news release; achieve its production and budget expectations on its mega projects and attain its projected compounded annual production growth rate in the Eagleford and Marcellus shales. Other factors that could impact any forward-looking statements are described in "Risk Factors" in the company's 2009 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other public filings and press releases. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to U.S. Investors: Effective January 1, 2010, the United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Anadarko uses certain terms in this news release, such as "net risked captured resources" and similar terms that the SEC's guidelines strictly prohibit Anadarko from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in Anadarko's Form 10-K for the year ended Dec. 31, 2009, File No. 001-08968, available from Anadarko at www.anadarko.com or by writing Anadarko at: Anadarko Petroleum Corporation, 1201 Lake Robbins Drive, The Woodlands, Texas 77380, Attn: Investor Relations. You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC's web site at www.sec.gov.

                      Anadarko Petroleum Corporation

                  Certain Items Affecting Comparability

                                                    Quarter Ended
                                                  September 30, 2010
                                           -------------------------------
                                             Before     After    Per Share
millions except per-share amounts             Tax        Tax     (diluted)
                                           ---------  ---------  ---------
Unrealized gains (losses) on derivatives,
 net*                                      $    (174) $    (110) $   (0.23)
Gains (losses) on divestitures, net               (3)        (2)         -
Tronox liability reversal                         95         61       0.12
Gulf of Mexico accelerated depreciation,
 depletion and amortization                      (70)       (45)     (0.09)
Interest expense**                               (24)       (15)     (0.03)
Impairments                                      (20)       (12)     (0.02)
Change in uncertain tax positions (FIN48)          -         (6)     (0.01)
                                           ---------  ---------  ---------
                                           $    (196) $    (129) $   (0.26)
                                           =========  =========  =========

* For the quarter ended September 30, 2010, before-tax unrealized gains
(losses) on derivatives, net includes $43 million related to commodity derivatives, $(221) million related to other derivatives, and $4 million related to gathering, processing and marketing sales.
** For the quarter ended September 30, 2010, interest expense includes
$17 million of costs associated with the termination of a previously contemplated term-loan facility and $7 million of unamortized debt issuance costs associated with the repayment of the Midstream Subsidiary
Note Payable.

                                                    Quarter Ended
                                                  September 30, 2009
                                           -------------------------------
                                             Before     After    Per Share
millions except per-share amounts             Tax        Tax     (diluted)
                                           ---------  ---------  ---------
Unrealized gains (losses) on derivatives,
 net*                                      $    (366) $    (233) $   (0.47)
Gains (losses) on divestitures, net               26         29       0.06
Reversal of accrual for DWRRA dispute**          735        469       0.95
Impairments                                       (5)        (3)     (0.01)
Change in uncertain tax positions (FIN48)          -        (11)     (0.02)
                                           ---------  ---------  ---------
                                           $     390  $     251  $    0.51
                                           =========  =========  =========

*For the quarter ended September 30, 2009, before-tax unrealized gains
(losses) on derivatives, net includes $(227) million related to commodity derivatives, $(126) million related to other derivatives, and
$(13) million related to gathering, processing and marketing sales.
** Includes the reversal of the $78 million (before tax) liability for unpaid interest related to the Deepwater Royalty Relief Act (DWRRA)
dispute.

Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of cash provided by operating activities (GAAP) to discretionary cash flow and free cash flow (non-GAAP), and net income (loss) attributable to common stockholders (GAAP) to adjusted net income (loss) (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses discretionary cash flow and free cash flow to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities. The company uses adjusted net income (loss) to evaluate the company's operational trends and performance.

                                         Quarter Ended      Year to Date
                                          September 30,     September 30,
                                        ----------------  -----------------
millions                                  2010     2009     2010     2009
                                        -------  -------  -------  --------
Net cash provided by operating
 activities                             $ 1,049  $ 1,065  $ 3,932  $  2,826
Add back:
   Change in accounts receivable            (10)     277      (15)      139
   Change in accounts payable and
    accrued expenses                         62       23      291       180
   Change in other items - net              173     (124)    (126)      344
                                        -------  -------  -------  --------
Discretionary cash flow from operations $ 1,274  $ 1,241  $ 4,082  $  3,489
                                        =======  =======  =======  ========

                     Anadarko Petroleum Corporation

                Reconciliation of GAAP to Non-GAAP Measures

                                                        September 30, 2010
                                                        ------------------
                                                         Quarter   Year
millions                                                  Ended   to Date
                                                        --------  --------
Discretionary cash flow from
 operations                                             $  1,274  $  4,082
Less:  Capital expenditures                                1,286     3,892
                                                        --------  --------
Free cash flow                                          $    (12) $    190
                                                        ========  ========

                                       Quarter Ended       Quarter Ended
                                    September 30, 2010  September 30, 2009
                                    ------------------  ------------------
                                      After  Per Share    After  Per Share
millions except per-share amounts      Tax    (diluted)    Tax    (diluted)
                                    --------  --------  --------  --------
Net income (loss) attributable to
 common stockholders                $    (26) $  (0.05) $    200  $   0.40
Less: Certain items affecting
 comparability                          (129)    (0.26)      251      0.51
                                    --------  --------  --------  --------
Adjusted net income (loss)          $    103  $   0.21  $    (51) $  (0.11)
                                    ========  ========  ========  ========

Presented below is a reconciliation of total debt (GAAP) to net debt
(non-GAAP). Management uses net debt as a measure of the Company's outstanding debt obligations relative to its cash and cash equivalents on hand.

                                                                  September
millions                                                          30, 2010
                                                                  --------
Total debt                                                        $ 13,471
Less:  Cash and cash equivalents                                     4,218
                                                                  --------
Net debt                                                          $  9,253
                                                                  ========

                      Anadarko Petroleum Corporation
                                (Unaudited)

                                          Quarter Ended     Year to Date
Summary Financial Information             September 30,     September 30,
                                        ----------------  ----------------
millions except per-share amounts         2010     2009     2010     2009
                                        -------  -------  -------  -------
Consolidated Statements of Income
Revenues and Other
                                        -------  -------  -------  -------
Gas sales                               $   809  $   614  $ 2,692  $ 2,148
Oil and condensate sales                  1,298    1,218    4,138    2,768
Natural-gas liquids sales                   227      166      736      365
Gathering, processing and marketing
 sales                                      182      169      643      531
Gains (losses) on divestitures and
 other, net                                  34       50       84      114
Reversal of accrual for DWRRA dispute         -      657        -      657
                                        -------  -------  -------  -------
Total                                     2,550    2,874    8,293    6,583
                                        =======  =======  =======  =======
Costs and Expenses
                                        -------  -------  -------  -------
Oil and gas operating                       207      201      590      660
Oil and gas transportation and other*       220      169      607      527
Exploration                                 296      224      649      813
Gathering, processing and marketing         134      151      466      469
General and administrative                  275      223      688      658
Depreciation, depletion and
 amortization                               962      909    2,845    2,648
Other taxes                                 240      213      809      543
Impairments                                  20        5      147       79
                                        -------  -------  -------  -------
Total                                     2,354    2,095    6,801    6,397
                                        =======  =======  =======  =======
Operating Income (Loss)                     196      779    1,492      186
                                        =======  =======  =======  =======
Other (Income) Expense
                                        -------  -------  -------  -------
Interest expense                            218      121      642      504
(Gains) losses on commodity
 derivatives, net                          (200)     134   (1,052)     503
(Gains) losses on other derivatives,
 net                                        221      131      656     (315)
Other (income) expense, net                (129)     (20)    (106)     (23)
                                        -------  -------  -------  -------
Total                                       110      366      140      669
                                        =======  =======  =======  =======
Income (Loss) Before Income Taxes            86      413    1,352     (483)
                                        =======  =======  =======  =======
Income Tax Expense (Benefit)                 94      207      660     (142)
                                        =======  =======  =======  =======
Net Income (Loss)                       $    (8) $   206  $   692  $  (341)
                                        =======  =======  =======  =======
Net Income Attributable to
 Noncontrolling Interests                    18        6       42       23
                                        =======  =======  =======  =======
Net Income (Loss) Attributable to
 Common Stockholders                    $   (26) $   200  $   650  $  (364)
                                        =======  =======  =======  =======
Per Common Share:
                                        =======  =======  =======  =======
Net income (loss) attributable to
 common stockholders - basic            $ (0.05) $  0.40  $  1.30  $ (0.77)
Net income (loss) attributable to
 common stockholders - diluted          $ (0.05) $  0.40  $  1.30  $ (0.77)
                                        =======  =======  =======  =======
Average Number of Common Shares
 Outstanding - Basic                        496      491      495      476
                                        =======  =======  =======  =======
Average Number of Common Shares
 Outstanding - Diluted                      496      493      496      476
                                        =======  =======  =======  =======

                                        =======  =======  =======  =======
Exploration Expense
                                        -------  -------  -------  -------
Dry hole expense                        $   105  $    46  $   147  $   260
Impairments of unproved properties          124      110      326      348
Geological and geophysical expense           23        7       51       58
Exploration overhead and other               44       61      125      147
                                        -------  -------  -------  -------
 Total                                  $   296  $   224  $   649  $   813
                                        =======  =======  =======  =======

* For the three and nine months ended September 30, 2010, oil and gas transportation and other expenses includes $15 million and $27 million, respectively, related to force majeure invoked on contracted deepwater drilling rigs in the Gulf of Mexico.

                      Anadarko Petroleum Corporation
                                (Unaudited)

                                       Quarter Ended       Year to Date
Summary Financial Information          September 30,       September 30,
                                    --------  --------  --------  --------
millions                              2010      2009      2010      2009
                                    --------  --------  --------  --------
Cash Flow from Operating Activities
                                    --------  --------  --------  --------
Net income (loss)                   $     (8) $    206  $    692  $   (341)
Depreciation, depletion and
 amortization                            962       909     2,845     2,648
Deferred income taxes                    (45)      234      (142)       (8)
Dry hole expense and impairments of
 unproved properties                     229       156       473       608
Impairments                               20         5       147        79
(Gains) losses on divestitures, net        3       (26)      (12)      (44)
Unrealized (gains) losses on
 derivatives                             174       366       (66)    1,073
Reversal of accrual for DWRRA
 dispute                                   -      (657)        -      (657)
Other                                    (61)       48       145       131
                                    --------  --------  --------  --------
Discretionary Cash Flow from
 Operations                            1,274     1,241     4,082     3,489
(Increase) decrease in accounts
 receivable                               10      (277)       15      (139)
Increase (decrease) in accounts
 payable and accrued expenses            (62)      (23)     (291)     (180)
Other items - net                       (173)      124       126      (344)
                                    --------  --------  --------  --------
Net Cash Provided By Operating
 Activities                         $  1,049  $  1,065  $  3,932  $  2,826
                                    ========  ========  ========  ========

                                    ========  ========  ========  ========
Capital Expenditures                $  1,286  $    849  $  3,892  $  2,870
                                    --------  --------  --------  --------

                                                       September  December
                                                        30, 2010  31, 2009
                                                        --------  --------
Condensed Balance Sheets
                                                        --------  --------
Cash and cash equivalents                               $  4,218  $  3,531
Other current assets                                       2,862     2,552
Net properties and equipment                              37,711    37,204
Other assets                                               1,723     1,514
Goodwill and other intangible
 assets                                                    5,312     5,322
                                                        --------  --------
Total Assets                                            $ 51,826  $ 50,123
                                                        --------  --------
Current debt                                            $    718  $      -
Other current liabilities                                  3,986     3,824
Long-term debt                                            12,753    11,149
Midstream subsidiary note payable
 to a related party                                            -     1,599
Other long-term liabilities                               13,225    13,136
Stockholders' equity                                      20,629    19,928
Noncontrolling interests                                     515       487
                                                        --------  --------
Total Liabilities and Equity                            $ 51,826  $ 50,123
                                                        ========  ========
Capitalization
                                                        --------  --------
Total debt                                              $ 13,471  $ 12,748
Stockholders' equity                                      20,629    19,928
                                                        --------  --------
Total                                                   $ 34,100  $ 32,676
                                                        ========  ========
Capitalization Ratios
                                                        --------  --------
Total debt                                                    40%       39%
Stockholders' equity                                          60%       61%
                                                        ========  ========

                      Anadarko Petroleum Corporation
                                (Unaudited)

Sales Volumes and Prices
                            Average Daily Volumes       Sales Volumes
                            ----------------------- -----------------------
                                    Crude                   Crude
                                    Oil &                   Oil &
                            Natural Conden-         Natural Conden-
                              Gas    sate    NGLs     Gas    sate    NGLs
                            MMcf/d  MBbls/d MBbls/d   Bcf   MMBbls  MMBbls
                            ------- ------- ------- ------- ------- -------
Quarter Ended September 30,
 2010
United States                 2,234     131      65     205      12       6
Algeria                                  47                       4
Other International                      14                       2
                            ------- ------- ------- ------- ------- -------
Total                         2,234     192      65     205      18       6
                            ------- ------- ------- ------- ------- -------

Quarter Ended September 30,
 2009
United States                 2,144     136      54     197      13       5
Algeria                                  57                       5
Other International                      12                       1
                            ------- ------- ------- ------- ------- -------
Total                         2,144     205      54     197      19       5
                            ------- ------- ------- ------- ------- -------

Year to Date September 30,
 2010
United States                 2,316     133      65     632      37      18
Algeria                                  56                      15
Other International                      15                       4
                            ------- ------- ------- ------- ------- -------
Total                         2,316     204      65     632      56      18
                            ------- ------- ------- ------- ------- -------

Year to Date September 30,
 2009
United States                 2,264     117      47     618      32      13
Algeria                                  55                      15
Other International                      15                       4
                            ------- ------- ------- ------- ------- -------
Total                         2,264     187      47     618      51      13
                            ------- ------- ------- ------- ------- -------

Sales Volumes and Prices
                              Average Sales Price
                            -----------------------
                                    Crude
                                    Oil &
                            Natural Conden-
                              Gas    sate    NGLs
                            Per Mcf Per Bbl Per Bbl
                            ------- ------- -------
Quarter Ended September 30,
 2010
United States               $  3.94 $ 72.65 $ 38.11
Algeria                               76.74
Other International                   72.95
                            ------- ------- -------
Total                       $  3.94 $ 73.67 $ 38.11
                            ------- ------- -------

Quarter Ended September 30,
 2009
United States               $  3.11 $ 63.75 $ 33.41
Algeria                               66.47
Other International                   65.40
                            ------- ------- -------
Total                       $  3.11 $ 64.60 $ 33.41
                            ------- ------- -------

Year to Date September 30,
 2010
United States               $  4.26 $ 73.85 $ 41.23
Algeria                               76.07
Other International                   74.10
                            ------- ------- -------
Total                       $  4.26 $ 74.48 $ 41.23
                            ------- ------- -------

Year to Date September 30,
 2009
United States               $  3.47 $ 53.73 $ 28.58
Algeria                               56.08
Other International                   52.24
                            ------- ------- -------
Total                       $  3.47 $ 54.31 $ 28.58
                            ------- ------- -------

                            Average Daily    Sales Volumes
                            Volumes MBOE/d        MMBOE
                            --------------   --------------

Quarter Ended September 30,
 2010                            629               58
Quarter Ended September 30,
 2009                            616               57

Year to Date September 30,
 2010                            655              179
Year to Date September 30,
 2009                            611              167

Sales Revenue and
 Commodity
 Derivatives
                                                  Commodity Derivatives
                            Sales                      Gain (Loss)
                    ----------------------- ------------------------------
                                                              Crude Oil &
                            Crude             Natural Gas     Condensate
                            Oil &           --------------- --------------
                    Natural Conden-         Realiz- Unrea-  Reali-  Unrea-
millions              Gas    sate    NGLs     ed    lized     zed   lized
                    ------- ------- ------- ------- ------  ------  ------
Quarter Ended
 September 30, 2010
United States       $   809 $   870 $   227 $   155 $  122  $    1  $  (79)
Algeria                         330                              1       -
Other International              98
                    ------- ------- ------- ------- ------  ------  ------
Total               $   809 $ 1,298 $   227 $   155 $  122  $    2  $  (79)
                    ------- ------- ------- ------- ------  ------  ------

Quarter Ended
 September 30, 2009
United States       $   614 $   798 $   166 $    90 $ (257) $    -  $   28
Algeria                         346                              3       2
Other International              74
                    ------- ------- ------- ------- ------  ------  ------
Total               $   614 $ 1,218 $   166 $    90 $ (257) $    3  $   30
                    ------- ------- ------- ------- ------  ------  ------

Year to Date
 September 30, 2010
United States       $ 2,692 $ 2,677 $   736 $   337 $  522  $   (4) $  177
Algeria                       1,164                              6      14
Other International             297
                    ------- ------- ------- ------- ------  ------  ------
Total               $ 2,692 $ 4,138 $   736 $   337 $  522  $    2  $  191
                    ------- ------- ------- ------- ------  ------  ------

Year to Date
 September 30, 2009
United States       $ 2,148 $ 1,711 $   365 $   266 $ (634) $   33  $ (122)
Algeria                         847                             15     (61)
Other International             210
                    ------- ------- ------- ------- ------  ------  ------
Total               $ 2,148 $ 2,768 $   365 $   266 $ (634) $   48  $ (183)
                    ------- ------- ------- ------- ------  ------  ------

                      Anadarko Petroleum Corporation
                Financial and Operating External Guidance
                          As of November 1, 2010

                                        4th Qtr            Total Year
                                        Guidance             Guidance
                                  -------------------  -------------------
                                         Units                Units
                                  -------------------  -------------------

Total Sales (MMBOE)                  54    -    57       233    -   236

Crude Oil (MBbl/d):                 197    -   207       201    -   204

 United States                      130    -   135       132    -   133
 Algeria                             48    -    51        54    -    55
 Other International                 19    -    21        15    -    16

Natural Gas (MMcf/d):

 United States                      2,050  -   2,150     2,250  - 2,275

Natural Gas Liquids (MBbl/d):

 United States                       54    -    56        62    -    63

---------------------------------------------------------------------------

                                         $ / Unit            $ / Unit
                                  -------------------  -------------------
Price Differentials vs NYMEX
 (w/o hedges)

Crude Oil ($/Bbl):                  (2.50) - (4.50)      (3.00) - (4.00)

 United States                      (4.00) - (6.00)      (3.50) - (4.50)
 Algeria                             1.00  - (1.00)      (1.00) - (2.00)
 Other International                (3.00) - (7.00)      (3.00) - (4.50)

Natural Gas ($/Mcf):

 United States                      (0.25) - (0.50)      (0.25) - (0.35)

---------------------------------------------------------------------------

                      Anadarko Petroleum Corporation
                Financial and Operating External Guidance
                          As of November 1, 2010

                                        4th Qtr            Total Year
                                        Guidance             Guidance
                                  -------------------  -------------------
                                          $ MM                 $ MM
                                  -------------------  -------------------
Other Revenues:
 Marketing and Gathering Margin      50    -    70       225    -    245
 Minerals and Other                  20    -    30        90    -    100

--------------------------------------------------------------------------
Costs and Expenses:
                                        $ / Boe               $ / Boe
                                  -------------------  -------------------
 Oil & Gas Direct Operating          4.25  -  5.00        3.50  -  3.80
 Oil & Gas Transportation/Other      3.75  -  4.00        3.50  -  3.60
 Depreciation, Depletion and
  Amortization                      15.50  - 16.00       15.50  - 16.00
 Production Taxes (% of Revenue)     11.0% - 12.0%       11.0%  - 12.0%

                                          $ MM                 $ MM
                                  -------------------  -------------------
 General and Administrative         250    -    260       940    -    950
 Exploration Expense
   Non-Cash                         300    -    320       775    -    795
   Cash                             100    -    115       275    -    290
 Interest Expense (net)             210    -    220       850    -    860
 Other (Income) Expense             (10)   -    10       (120)   -   (100)

Tax Rate (all current)
      Algeria                       55%    -    65%       55%    -    65%
      Rest of Company               20%    -    40%       30%    -    40%

--------------------------------------------------------------------------

Avg. Shares Outstanding (MM)

 Basic                              495    -    496       495    -    496
 Diluted                            496    -    497       496    -    497

                                          $ MM                 $ MM
                                  -------------------  -------------------
Capital Investment:

 Capital Expenditures              1,265   -   1,460    5,075    -   5,270
 Capitalized Interest               35     -    40       125     -    130

                      Anadarko Petroleum Corporation
          Commodity Hedge Positions (Excluding Natural Gas Basis)
                          As of November 1, 2010

                                        Weighted Average Price per MMBtu
                           Volume    --------------------------------------
                         (thousand                    Floor
                          MMBtu/d)    Floor Sold    Purchased  Ceiling Sold
                        ------------ ------------ ------------ ------------
Natural Gas
 Three-Way Collars
 2010                          1,630 $       4.22 $       5.59 $       8.23
 2011                            480 $       5.00 $       6.50 $       8.29
 2012                            500 $       5.00 $       6.50 $       9.03

 Fixed Price - Financial
 2010                             90 $       6.10
 2011                             90 $       6.17

                                        Weighted Average Price per barrel
                           Volume    --------------------------------------
                         (thousand                    Floor
                          MBbls/d)    Floor Sold    Purchased  Ceiling Sold
                        ------------ ------------ ------------ ------------
Crude Oil
 Three-Way Collars
 2010                            129 $      49.34 $      64.34 $      90.73
 2011                            126 $      64.29 $      79.29 $      99.95
 2012                              2 $      35.00 $      50.00 $      92.50

                             Interest Rate Derivatives
                              As of November 1, 2010

                                                           Rate      Rate
Instrument          Notional Amt.  Start Date   Maturity   Paid    Received
                   --------------- ----------  ---------  ------  ---------

Swap               $   750 Million   Oct-2011   Oct-2021    4.72%  3M LIBOR
Swap               $ 1,250 Million   Oct-2011   Oct-2041    4.83%  3M LIBOR
Swap               $   250 Million   Oct-2012   Oct-2022    4.91%  3M LIBOR
Swap               $   750 Million   Oct-2012   Oct-2042    4.80%  3M LIBOR

                      Anadarko Petroleum Corporation
                    Natural Gas Basis Hedge Positions
                          As of November 1, 2010

                                                     Volume
                                                   (thousand    Price per
                                                    MMBtu/d)      MMBtu
                                                  ------------ -----------
Basis Swaps
2010
 Mid Continent                                             125 $     (0.83)
 Rocky Mountains                                           495 $     (1.01)
                                                  ------------ -----------
                                                           620 $     (0.98)

2011                                                        15 $     (0.76)
 Mid Continent                                              30 $     (2.22)
                                                  ------------ -----------
 Rocky Mountains                                            45 $     (1.74)

                    Rockies Export Firm Transportation
                          As of November 1, 2010
                        (Only shown through 2012)

                                                  Daily Volume (MMMBtus)
                                                     by Pricing Point
                                                ---------------------------
Delivery/Pricing Point
2010
 Mid Continent                                              491
 West Coast                                                 77
 Mid West**
                                                ---------------------------
                                                            568
2011
 Mid Continent                                              491
 West Coast*                                                283
 Mid West**                                                 250
                                                ---------------------------
                                                           1,024
2012***
 Mid Continent                                              491
 West Coast                                                 283
 Mid West                                                   250
                                                ---------------------------
                                                           1,024

* New agreement with Ruby estimated to begin in second-quarter 2011.
** New agreement with Bison estimated to begin in December 2010.
*** It is assumed that any export contracts set to expire in 2012 will be extended.

ANADARKO CONTACTS

MEDIA:
John Christiansen
john.christiansen@anadarko.com
832.636.8736

Matt Carmichael
matt.carmichael@anadarko.com
832.636.2845

INVESTORS:
John Colglazier
john.colglazier@anadarko.com
832.636.2306

Chris Campbell, CFA
chris.campbell@anadarko.com
832.636.8434

Dean Hennings
dean.hennings@anadarko.com
832.636.2462